CULLEN FUNDS TRUST

Cullen High Dividend Equity Fund

Cullen International High Dividend Fund

Cullen Small Cap Value Fund

Cullen Value Fund

Cullen Emerging Markets High Dividend Fund

Cullen Enhanced Equity Income Fund (together, the “Funds”)

Supplement dated March 17, 2023

to each Fund’s Prospectus, Summary Prospectus and SAI dated October 28, 2022

Effective immediately, the address of Paralel Technologies LLC is 1700 Broadway, Suite 1850, Denver, Colorado 80290. All references to the address of Paralel Technologies LLC are revised accordingly.

Change of the Funds’ Overnight Mailing Address

Effective immediately, the address for Fund purchase or redemption requests made by overnight mail and listed in the “Purchase and Sale of Fund Shares” section of each Fund’s Prospectus and Summary Prospectus is as follows:

Overnight Address Cullen Funds c/o Paralel Technologies 1700 Broadway, Suite 1850 Denver, Colorado 80290

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.